Exhibit 10.14

THE SECURITIES TO BE ISSUED PURSUANT TO THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“SECURITIES ACT”), OR ANY OTHER APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE OFFERED OR SOLD UNLESS REGISTERED THEREUNDER OR UNLESS AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE.

SUBSCRIPTION AGREEMENT

iPower, Inc.

2399 Bateman Avenue

Duarte, California 91010

Attn: Chenlong Tan, CEO

Ladies and Gentlemen:

Subscription.  I (sometimes referred to herein as the “Investor”) hereby subscribe for and agree to purchase the Shares (as defined below) for the purchase price (the “Purchase Price”) set forth on the signature page hereto of iPower, Inc., a Nevada corporation (the “Company”), on the terms and conditions described herein and in Exhibits A, B, C and D hereto (collectively, the “Offering Documents”).  Terms not defined herein are as defined in the Offering Documents.  The Company seeks to raise a minimum of $250,000 (the “Minimum Offering Amount”) and maximum of $2,000,000] (the “Maximum Offering Amount”) in this Offering. The minimum amount of investment required from any one subscriber to participate in this Offering is $25,000. All references to $ means United States dollars.

1.                   Description of Securities; Description of Company and Risk Factors; Lock-Up.

a.                    Description of Securities. The Company is offering (the “Offering”) to the Investor a minimum of 25,000 and a maximum of up to 200,000 shares of Series A convertible redeemable preferred stock, par value $0.001 per share (the “Preferred Stock”), of the Company at a per share price of $10.00 (each a “Share” and together the “Shares”). If the Preferred Stock is redeemed (as described below), the Holders of the Preferred Stock shall be entitled to receive a dividend of 9% per annum, which shall be paid in cash on the date of redemption. If the Preferred Stock is converted into Class A Common Stock (as described below), the Holders will not be entitled to receive the dividend.

This Offering is being conducted in advance of the Company’s intended initial public offering of our Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and listing our Class A Common Stock for trading on the Nasdaq Capital Market or other national securities exchange (such offering and listing, the “IPO”). The Shares issued herein will automatically be converted into shares of Class A Common Stock upon completion of our IPO, at a conversion price equal to a 30% discount from the initial per share price of the Class A Common Stock being offered to the public in the IPO. In the event the Company fails to complete the IPO within one year from the date of Closing (as defined below), all Shares of Preferred Stock sold in this Offering will be redeemed by the Company in full at a redemption price per Share equal to the Purchase Price plus accrued and unpaid dividends. For a more detailed description of the Shares see the Term Sheet attached as Exhibit A. The Shares and the shares of Class A Common Stock into which the Shares are converted are sometimes referred to herein as the “Securities.”

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b.                   Risks Related to the Investment in the Securities. Investing in the Securities involves a high degree of risk. Before investing, Investors should carefully consider the summary description of our business annexed hereto as Exhibit B, the risks related to our business, as set forth in Exhibit C and the investor deck set forth in Exhibit D, together with the other information contained in Offering Documents.

c.                    Lock-Up. In connection with this Offering, the Investor agrees to the following lock-up agreement with respect to the purchased Securities:

i.       From and after the date hereof and until the 180th day after the date the Company’s Class A Common Stock is first listed for trading on a national securities exchange (such first trading day, the “Lock-Up Trigger Date”), the Investor agrees not to sell, transfer or otherwise dispose of the Securities.

ii.       Between the 181st and 270th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Securities purchased pursuant to this Agreement, subject to a maximum sale on any trading day of 3% of the daily volume of the Class A Common Stock.

iii.       Between the 271st and 365th day after the Lock-Up Trigger Date, the Investor agrees not to sell, transfer or otherwise dispose of more than one-third of the Securities purchased pursuant to this Agreement, subject to a maximum sale on any trading day of 3% of the daily volume of the Class A Common Stock.

iv.       After the 365th day after the Lock-Up Trigger Date, the Investor will be entitled to sell the remaining one-third of the Securities purchased hereunder without restriction.

v.       Notwithstanding the above, commencing 90 days after the Lock-Up Trigger Date, if the Company’s Class A Common Stock per share price is over 150% of the initial price per share sold to investors in the IPO (the “IPO Price”)for five consecutive trading days, until such time as the price drops below such level, the holders may sell one-third of their Securities subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company’s Class A Common Stock per share price is over 175% of the IPO Price for five consecutive trading days, until such time as the price drops below such level, the holders may sell an additional one-third of their Securities subject to a maximum sale on any trading day of 3% of the daily volume; and if the Company Class A Common Stock per share price is over 200% of the IPO Price for five consecutive trading days, until such time as the price drops below such level, the holders may sell an additional one-third constituting a maximum total of all of their Securities subject to a maximum sale on any trading day of 3% of the daily volume.

2.                   Purchase.

a.	I hereby agree to tender to Sutter Securities Clearing, LLC (the “Escrow Agent”), by wire transfer of immediately available funds (to a bank account and related wire instructions to be provided to me on my request) made payable to “iPower, Inc.” for such number of Shares indicated on the signature page hereto, an executed copy of this Subscription Agreement and an executed copy of my Investor Questionnaire attached as Exhibit A hereto. Funds will be held in escrow, as set forth in more detail below (the “Escrow Account”), pending the Initial Closing.

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b.	This Offering will continue until the earlier of (a) the sale of 200,000 Shares for $2,000,000 of gross proceeds of the Maximum Offering Amount or (b) December 31, 2020 (the “Termination Date”). Upon the earlier of a Closing (defined below) on my subscription or completion of the Offering, I will be notified promptly by the Company as to whether my subscription has been accepted by the Company.

3.                   Acceptance or Rejection of Subscription.

a.	I understand and agree that the Company reserves the right to reject this subscription for the Securities, in whole or in part, for any reason and at any time prior to the Closing (defined below) of my subscription.

b.	In the event the Company rejects this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall be of no force or effect. In the event my subscription is accepted and the Offering is completed, the subscription funds submitted by me shall be released to the Company.

4.                   Closing.  The closing (“Closing”) of this Offering may occur at any time and from time to time on or before the Termination Date.  The Company must achieve the $250,000 Minimum Offering Amount prior to conducting an initial Closing (the “Initial Closing”).  Upon receipt of the Minimum Amount an Initial Closing will be held and all funds will be released from the Escrow Account and paid to the Company, less professional fees and compensation paid to the Placement Agent and syndicate members. Thereafter additional Closings will be held as funds are received up to the earlier to occur of receipt of the $2,000,000 Maximum Amount or the Termination Date. Pending receipt of the Minimum Amount, all subscriptions will be placed in escrow with the Escrow Agent. If, for any reason, the Minimum Amount of subscriptions are not received by the Termination Date, all escrowed funds will be returned to subscribers, without interest or deduction. The Securities subscribed for herein shall not be deemed issued to or owned by me until one copy of this Subscription Agreement has been executed by me and countersigned by the Company and the Closing with respect to such Securities has occurred.

5.                   Disclosure.  Because this offering is limited to accredited investors as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder, in reliance upon the exemption contained in Section 4(a)(2) of the Securities Act and applicable state securities laws, the Securities are being sold without registration under the Securities Act. I acknowledge receipt of the Offering Documents and represent that I have carefully reviewed and understand the Offering Documents, including all exhibits attached hereto. I have received all information and materials regarding the Company that I have requested. I fully understand that the Company has a limited financial and operating history and that the Securities are speculative investments which involve a high degree of risk, including the potential loss of my entire investment. I fully understand the nature of the risks involved in purchasing the Securities and I am qualified to make such investment based on my knowledge of and experience in investing in securities of this type. I have carefully considered the potential risks relating to the Company and purchase of its Securities and have, in particular, reviewed each of the risks set forth in the Offering Documents. Both my advisors and I have had the opportunity to ask questions of and receive answers from representatives of the Company or persons acting on its behalf concerning the Company and the terms and conditions of a proposed investment in the Company and my advisors and I have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, I have independently evaluated the risks of purchasing the Securities.

6.                   Investor Representations and Warranties.  I acknowledge, represent and warrant to, and agree with, the Company as follows:

a.	I am aware that my investment involves a high degree of risk as disclosed in the Offering Documents and have read carefully the Offering Documents, and I understand that by signing this Subscription Agreement I am agreeing to be bound by all of the terms and conditions of the Offering Documents.

b.	I acknowledge and am aware that there is no assurance as to the future performance of the Company.

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c.	I acknowledge that there may be certain adverse tax consequences to me in connection with my purchase of Securities, and the Company has advised me to seek the advice of experts in such areas prior to making this investment.

d.	I am purchasing the Securities for my own account for investment purposes only and not with a view to or for sale in connection with the distribution of the Securities, nor with any present intention of selling or otherwise disposing of all or any part of the foregoing securities. I agree that I must bear the entire economic risk of my investment for an indefinite period of time because, among other reasons, the Securities have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I hereby authorize the Company to place a restrictive legend on the Securities that are issued to me.

e.	I recognize that the Securities, as an investment, involve a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I believe that the investment in the Securities is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company.

f.	I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Offering Documents, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Securities and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

g.	I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D under the Securities Act in connection with evaluating such merits and risks.

h.	I have relied solely upon my own investigation in making a decision to invest in the Company.

i.	I have received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Offering Documents. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

j.	I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction.

k.	I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

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l.	I am an “accredited investor” as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder and have attached the completed Accredited Investor Questionnaire to indicate my “accredited investor” status. I can bear the entire economic risk of the investment in the Securities for an indefinite period of time and I am knowledgeable about and experienced in making investments in the equity securities of non-publicly traded companies, including early stage companies. I am not acting as an underwriter or a conduit for sale to the public or to others of unregistered securities, directly or indirectly, on behalf of the Company or any person with respect to such securities.

m.	I understand that (1) the Securities have not been registered under the Securities Act, or the securities laws of certain states, in reliance on specific exemptions from registration, (2) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (3) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of certain exemptions from registration afforded by the Securities Act and certain state securities laws.

n.	I understand that since neither the offer nor sale of the Securities has been registered under the Securities Act or the securities laws of any state, the Securities may not be sold, assigned, pledged or otherwise disposed of unless they are so registered or an exemption from such registration is available.

o.	I have had the opportunity to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

p.	If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

q.	The information contained in my Investor Questionnaire, as well as any information which I have furnished to the Company with respect to my financial position and business experience, is correct and complete as of the date of this Subscription Agreement and, if there should be any material change in such information prior to the Closing of the offering, I will furnish such revised or corrected information to the Company. I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription and any agreements made in connection herewith shall survive my death or disability.

7.                   Placement Agent. The Company has engaged Boustead Securities LLC, a broker-dealer licensed with FINRA (the “Placement Agent”), as placement agent for the Offering on a reasonable best efforts basis. The Company anticipates that the Placement Agent and its sub-agents or syndicate members will be paid at each Closing from the proceeds in the Escrow Account, fees including and not to exceed: a cash commission of seven percent (7%) of the gross Purchase Price paid by Subscribers in the Offering; a non-accountable expense allowance for certain investors of one percent (1%) of the gross purchase price paid by Subscribers in the Offering; and will receive warrants to purchase a number of shares of Class A Common Stock equal to seven percent (7%) of the Class A Common Stock underlying the Shares sold in the Offering to investors, with a term of five (5) years from the relevant Closing Date, and at a per share exercise price equal to the conversion price of the Shares issued to the Subscribers herein (the “Placement Agent Warrants”). Any sub-agent or syndicate member of the Placement Agent that introduces investors to the Offering will be entitled to share in the cash fees and Placement Agent Warrants attributable to those investors as described above, pursuant to the terms of an executed sub-agent or selected dealer agreement. The Company will also pay certain expenses of the Placement Agent.

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8.                   Representations and Warranties of the Company. When used in this Section 8, unless the context indicates otherwise, all references to the “Company” also mean and include the direct and indirect subsidiaries of the Company. The Company hereby represents and warrants to the Subscriber, as of the date hereof and on each Closing Date, the following:

a.	Organization and Qualification. The Company and each of its subsidiaries is a corporation or other business entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the assets, business, financial condition, results of operations or future prospects of the Company and its subsidiaries taken as a whole (a “Material Adverse Effect”).

b.	Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and each of the other agreements and documents that are exhibits hereto or thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby or thereby (the “Transaction Documents”) and to issue the Securities in accordance with the terms hereof, (ii) the execution and delivery by the Company of each of the Transaction Documents and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Securities have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its respective Board of Directors or its stockholders, (iii) each of the Transaction Documents will be duly executed and delivered by the Company, (iv) the Transaction Documents when executed and delivered by the Company and each other party thereto will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.

c.	Capitalization. The authorized capital stock of the Company consists of 200,000,000 shares of capital stock, each with a par value of $0.001 per share, consisting of (a) 166,000,000 shares of Class A common stock (the “Class A Common Stock”), (b) 14,000,000 shares of Class B common stock (the “Class B Common Stock”), and 20,000,000 shares of preferred stock, par value of $0.001 per share (the “Preferred Stock”). The Class A Common Stock entitles the holder to one vote per share and the Class B Common Stock entitles the holder to ten votes per share. Immediately prior to the Initial Closing, the Company will have no more than 31,962,248 shares of Class A Common Stock outstanding on a “fully diluted” basis, 14,000,000 shares of Class B Common Stock and no shares of Preferred Stock issued and outstanding. All of the outstanding shares of Class A Common Stock and Class B Common Stock of the Company and all of the share capital of each of the Company’s subsidiaries have been or will be, as of the Initial Closing, duly authorized, validly issued and are fully paid and nonassessable. No shares of capital stock of the Company or any of its subsidiaries will be subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company; (ii) there will be no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the Securities Act, and (iii) there are no securities or instruments of the Company or any of its subsidiaries containing anti-dilution or similar provisions, including the right to adjust the exercise, exchange or reset price under such securities, that will be triggered by the issuance of the Securities as described in this Agreement. Upon request, the Company will make available to the Subscriber true and correct copies of the Company’s Articles of Incorporation, and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities exercisable for Class A Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to officers, directors, employees and consultants.

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d.	Subsidiaries. The Company has no direct or indirect subsidiaries.

e.	Issuance of Securities. The Securities are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, and are free and clear of all taxes, liens and charges with respect to the issue thereof.

f.	No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation or the By-laws (or equivalent constitutive document) of the Company or any of its subsidiaries or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any subsidiary is a party, except for those which would not reasonably be expected to have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or any subsidiary or by which any property or asset of the Company or any subsidiary is bound or affected except for those which could not reasonably be expected to have a Material Adverse Effect. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under its constitutive documents. Except those which could not reasonably be expected to have a Material Adverse Effect, neither the Company nor any subsidiary is in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or any subsidiary. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, neither the Company nor any of its subsidiaries is required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. Neither the execution and delivery by the Company of the Transaction Documents, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company or any subsidiary is a party or by which the Company or any subsidiary is bound or to which any of their assets is subject, except for any notice, consent or waiver the absence of which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company or any of its subsidiaries is required to obtain pursuant to the preceding two sentences have been or will be obtained or effected on or prior to the Closing.

g.	Absence of Litigation. There is no action, suit, claim, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation before or by any court, public board, governmental or administrative agency, self-regulatory organization, arbitrator, regulatory authority, stock market, stock exchange or trading facility (an “Action”) now pending or, to the knowledge of the Company, threatened, against or affecting the Company or any of its subsidiaries, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect.

h.	Acknowledgment Regarding Subscriber’s Purchase of the Securities. The Company acknowledges and agrees that each Subscriber is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Subscriber is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Subscriber or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Subscriber’s purchase of the Securities.

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i.	No General Solicitation. Neither the Company, nor any of its “affiliates” (as defined in Rule 144 under the Securities Act), nor, to the knowledge of the Company, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

j.	No Integrated Offering. Neither the Company, nor any of its affiliates, nor to the knowledge of the Company, any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

k.	Employee Relations. Neither the Company nor any subsidiary is involved in any labor dispute nor, to the knowledge of the Company, is any such dispute threatened. Neither the Company nor any subsidiary is party to any collective bargaining agreement. The Company’s and/or its subsidiaries’ employees are not members of any union, and the Company believes that its and its subsidiaries’ relationship with their respective employees is good.

k.	Permits. The Company and its subsidiaries have all authorizations, approvals, clearances, licenses, permits, certificates or exemptions (including manufacturing approvals and authorizations, pricing and reimbursement approvals, labeling approvals, registration notifications or their foreign equivalent) issued by any regulatory authority or governmental agency (collectively, “Permits”) required to conduct their respective businesses as currently conducted except to the extent that the failure to have such Permits would not have a Material Adverse Effect. The Company or its subsidiaries have fulfilled and performed in all material respects their obligations under each Permit, and, as of the date hereof, to the knowledge of the Company, no event has occurred or condition or state of facts exists which would constitute a breach or default or would cause revocation or termination of any such Permit except to the extent that such breach, default, revocation or termination would not have a Material Adverse Effect.

l.	Title. Each of the Company and its subsidiaries has good and marketable title to all of its real and personal property and assets, free and clear of any material restriction, mortgage, deed of trust, pledge, lien, security interest or other charge, claim or encumbrance which would have a Material Adverse Effect. With respect to properties and assets it leases, each of the Company and its subsidiaries is in material compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances which would have a Material Adverse Effect.

m.	Rights of First Refusal. The Company is not obligated to offer the Securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former stockholders of the Company, underwriters, brokers, agents or other third parties.

n.	Reliance. The Company acknowledges that the Subscriber is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Subscriber purchasing the Securities. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Subscribers would not enter into this Agreement.

q.	Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement, except for the payment of fees to the Placement Agent as described above.

r.	Off-Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any subsidiary and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the Financial Statements and is not so disclosed or that otherwise would have a Material Adverse Effect.

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s.	Investment Company. The Company is not required to be registered as, and is not an affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

t.	Reliance. The Company acknowledges that the Purchaser is relying on the representations and warranties made by the Company hereunder and that such representations and warranties are a material inducement to the Purchaser purchasing the Shares. The Company further acknowledges that without such representations and warranties of the Company made hereunder, the Purchaser would not enter into this Agreement.

9.                   Indemnification.  I hereby agree to indemnify and hold harmless the Company and its officers, directors, shareholders, employees, agents, advisors and counsel, and Boustead Securities, LLC and its officers, directors, shareholders, employees, agents, advisors and counsel, against any and all losses, claims, demands, liabilities and expenses (including reasonable legal or other expenses, including reasonable attorneys’ fees) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Investor Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein or therein.

10.                Severability.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

11.                Choice of Law and Jurisdiction.  This Subscription Agreement shall be governed by the laws of the State of Nevada as applied to contracts entered into and to be performed entirely within the State of Nevada.  Any action arising out of this Subscription Agreement shall be brought exclusively in a court of competent jurisdiction in Clark County, Nevada, and the parties hereby irrevocably waive any objections they may have to venue in Clark County, Nevada.

12.                Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Subscription Agreement may be by actual or facsimile signature.

13.                Benefit.  This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto.

14.                Notices and Addresses.  All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addresses in person, by Federal Express or similar courier delivery, as follows:

Investor:

At the address designated on the signature

page of this Subscription Agreement.

The Company:

iPower, Inc.

2399 Bateman Avenue

Duarte, California 91010

Attn: Chenlong Tan, CEO

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or to such other address as any of them, by notice to the others may designate from time to time.  The transmission confirmation receipt from the sender’s facsimile machine shall be conclusive evidence of successful facsimile delivery.  Time shall be counted to, or from, as the case may be, the delivery in person or by mailing.

15.                Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

16.                Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

17.                Survival of Representations, Warranties and Agreements.  The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Securities.

18.                Acceptance of Subscription.  The Company may accept this Subscription Agreement at any time for all or any portion of the Securities subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS.  THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.  INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.  THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

FOR FLORIDA RESIDENTS: THE SECURITIES OFFERED HEREBY WILL BE SOLD, AND ACQUIRED, IN A TRANSACTION EXEMPT UNDER SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT. THE SECURITIES HAVE NOT BEEN REGISTERED UNDER SAID ACT IN THE STATE OF FLORIDA. PURSUANT TO SECTION 517.061(11) OF THE FLORIDA SECURITIES AND INVESTOR PROTECTION ACT, WHEN SALES ARE MADE TO FIVE (5) OR MORE PERSONS (EXCLUDING ACCREDITED INVESTORS) IN THE STATE OF FLORIDA, ANY SALE IN THE STATE OF FLORIDA MADE PURSUANT TO SECTION 517.061(11) OF SUCH ACT IS VOIDABLE BY THE PURCHASER IN SUCH SALE (WITHOUT INCURRING ANY LIABILITY TO THE COMPANY OR TO ANY OTHER PERSON OR ENTITY) EITHER WITHIN THREE (3) DAYS AFTER THE FIRST TENDER OF CONSIDERATION IS MADE BY SUCH PURCHASER TO THE ISSUER, AN AGENT OF THE ISSUER, OR AN ESCROW AGENT OR WITHIN THREE (3) DAYS AFTER THE AVAILABILITY OF THAT PRIVILEGE IS COMMUNICATED TO SUCH PURCHASER, WHICHEVER OCCURS LATER. TO VOID HIS OR HER PURCHASE, THE PURCHASER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS INDICATED HEREIN. ANY SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THREE (3) DAY PERIOD. IT IS PRUDENT TO SEND ANY SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ASSURE THAT IT IS RECEIVED AND ALSO TO HAVE EVIDENCE OF THE TIME THAT IT WAS MAILED. SHOULD A PURCHASER MAKE THIS REQUEST ORALLY, THAT PURCHASER MUST ASK FOR WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED. IF NOTICE IS NOT RECEIVED WITHIN THE TIME LIMIT SPECIFIED HEREIN, THE FOREGOING RIGHT TO VOID THE PURCHASE SHALL BE NULL AND VOID.

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THE AGGREGATE AMOUNT SUBSCRIBED FOR HEREBY IS:

_______________ Shares at a per Share Purchase Price of $10.00 per share

Manner in Which Title is to be Held.  (check one)

— Individual Ownership	— Community Property
— Joint Tenant with Right of Survivorship (both parties must sign)
— Partnership	— Tenants in common
— Corporation Trust	— IRA or Keogh
— Other (please indicate)

INDIVIDUAL INVESTORS	ENTITY INVESTORS

Name of entity, if any

Signature (Individual)	By: _____________________________
*Signature

Its: _____________________________

Signature (Joint) (all record holders must sign)	Title:____________________________

Name(s) Typed or Printed	Name Typed or Printed

Address to Which Correspondence Should be Directed	Address to Which Correspondence Should be Directed

City, State and Zip Code	City, State and Zip Code

Tax Identification or Social Security Number	Tax Identification or Social Security Number

*

If Securities are being subscribed for by any entity, the Certificate of Signatory on the next page must also be completed

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The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms on _____ day of ___________________, 2020.

iPower, Inc.

Dated:	By:_______________________________
Name:
Its:

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CERTIFICATE OF SIGNATORY

(To be completed if Securities are being subscribed for by an entity)

I, ____________________________, the __________________________________

(name of signatory) (title)

of ________________________________________ (“Entity”), a ________________________

(name of entity) (type of entity)

Organized under the laws of ______________, hereby certify that I am empowered and duly authorized by the Entity to execute the Subscription Agreement and to purchase the Securities, and certify further that the Subscription Agreement has been duly and validly executed on behalf of the Entity and constitutes a legal and binding obligation of the Entity.

IN WITNESS WHEREOF, I have set my hand this ______ day of ____________, 2020.

(Signature)

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Schedule 1

iPower, Inc.

(the “Company”)

INSTRUCTIONS FOR COMPLETION OF INVESTOR REPRESENTATION

AND SUITABILITY QUESTIONNAIRE

Item I:	Name and address information must be provided. Securities will be issued in the name(s) set forth in this Item and delivered to the address set forth in this Item. If two people are subscribing jointly, both people must provide their names and social security numbers. A telephone number must also be provided.

Item II:	If the securities are to be held in a different name than the investor and sent to a different address (i.e., an IRA or other account held at a brokerage firm), this Item must be completed. If the securities are to be issued and delivered directly to the entity listed in Item I, this Item need not be completed.

Item III:	This Item needs to be read by the investor, but nothing needs to be written here.
The Securities are suitable for investment only by prospective investors who are “Accredited Investors.”

Item IV:	A. Only complete this Item by checking the appropriate line if you are an individual investor.
B.	Only complete this Item if you are an entity investor.
C.	Only complete this Item if you are a trust investor.

Item V:	This Item needs to be read by the investor, but nothing needs to be written here.

Item VI:	The USA Freedom Act requires us to collect information on the sources of funds. Please complete section 1, add the documents requested in section 2 only if funds did not come from an approved country (U.S. is approved), and complete section 3.

Suitability Questionnaire:	You must thoroughly complete the Suitability Questionnaire, in order for the Company and the Managing Dealer to make a determination whether this is a suitable investment for you.

Item IX:	You and must sign and date here.

Item X:	The Managing Dealer must complete this item and sign to verify that this is a suitable investment for you, as well as for record keeping purposes.

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INSTRUCTIONS FOR PAYMENT

Review and complete the Investor Representation and Suitability Questionnaire and mail, fax or deliver it to:

Boustead Securities, LLC

6 Venture, Suite 395

Irvine, CA 92618

For: iPower, Inc.

Email: brent.defiori@boustead1828.com

Please send your wire transfer using these instructions:

Wiring Instructions

ABA Routing No.: 122242869

SWIFT Code: PMERUS66

Bank Name: Pacific Mercantile Bank

Bank Address: 949 South Coast Dr., Costa Mesa, CA 92626

Beneficiary Account Name: Sutter Securities Clearing

Beneficiary Account No.: 45361071

Beneficiary Address: 6 Venture, Suite 395, Irvine, CA 92618

REF: iPower– [Subscriber Name]

If you need assistance, please contact:

Contact: Brent DeFiori

6 Venture, Suite 395

Irvine, CA 92618

Email: brent.defiori@boustead1828.com

Phone: 949-463-0039

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Exhibit A

IPOWER INC.

TERM SHEET SUMMARY

This Term Sheet Summary (the “Term Sheet”) summarizes the terms on which you and other qualified accredited investors (the “Investors”) are invited to make an investment (the “Investment”) in iPower Inc. (“we,” “us,” “our” or the “Company”).  This Term Sheet is merely a summary of the terms and provisions of the Subscription Agreement (the “Subscription Agreement”), the form of which will be provided to you.  Accordingly, this Term Sheet is qualified in its entirety by reference, and is subject in all instances, to the terms and provisions of the Subscription Agreement.  You are advised to carefully review the terms and provisions of the Subscription Agreement, as well as the risk factors attached thereto, before making a decision concerning the Investment.

Issuer:	iPower Inc., a Nevada corporation (“iPower” or the “Company”).

Business:	The Company is one of the largest online suppliers of hydroponics equipment in the USA. For more information about the Company and its current and intended operations, see the Business Summary attached as Exhibit B to the Subscription Agreement and the investor deck attached as Exhibit D to the Subscription Agreement.

Placement Agent:	Boustead Securities, LLC, a California-based investment bank and Broker/Dealer regulated by the U.S. Financial Industry Regulatory Association (“FINRA”) and a Member of the Securities Investor Protection Corporation (“SIPC”) (“Boustead”) and other licensed brokers who may become part of the selling syndicate.

Shares Being Offered:	Subject to the terms of this Term Sheet, the Company is offering (the “Offering”) in the aggregate a minimum of USD$250,000 (the “Minimum Amount”) and a maximum of USD$2,000,000 (the “Maximum Amount”) of Series A Voting Convertible Redeemable Preferred Shares (the “Shares”) of the Company. The Shares being offered:

•	will consist of a minimum of 25,000 and a maximum of 200,000 Shares at a purchase price of $10.00 per share;

•	will entitle the holder to one vote per Share and notice of all shareholder meetings;

•	upon redemption, each Share shall be entitled to receive a dividend of 9% per annum; provided that if the Shares are converted into Class A Common Stock (as described below), the holders will not be entitled to receive the dividend;

•	on a sale or liquidation of the Company will have a $10.00 per share preference over the Company Class A and Class B Common Stock;

•	upon consummation of the Company’s contemplated initial public offering (“IPO”) will automatically convert into shares of the Class A Common Stock of the Company (the “Class A Common Stock”), at a conversion price equal to a 30% discount to the planned IPO price per share of the Class A Common Stock (the “Conversion Price”), which is intended to trade on Nasdaq;

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•	in the event an IPO has not occurred upon the one year anniversary date of the Closing on the sale of the Shares, the Shares will be redeemed by the Company by paying in cash to each holder of Shares the Purchase Price, plus all accrued dividends; and

•	other than as stated above, the Shares are not convertible into any other class or series of securities, other than the Class A Common Stock.

Minimum Investment:	USD$25,000. The Company may accept investments for less than the minimum investment amount in its sole discretion.

Offering Size:	Minimum Amount: USD$250,000

Maximum Amount: USD$2,000,000

Plan of Offering:	The Shares are being offered through the Placement Agent and selling syndicate on a “best efforts, all or none” basis as to the Minimum Amount and, thereafter, the remaining Shares will be offered on a “best efforts” basis. The offering will continue until December 31, 2020 (the “Expiration Date”) or the decision by the Company and the Placement Agent to terminate or extend the Offering prior to such Expiration Date.

The Placement Agent and selling syndicate will receive a success fee of seven percent (7%) of the gross purchase price of the Shares sold at each closing, payable in cash. In addition, the Placement Agent and selling syndicate will receive a non-accountable expense allowance of one percent (1%) of the gross purchase price of the Shares sold at each closing.

In addition to the above, at each closing, the Placement Agent and selling syndicate will receive a five-year warrant to purchase a number of shares of Class A Common Stock of the Company in an amount not to exceed seven percent (7%) of the Class A Common Stock underlying the Shares sold at each closing, exercisable on a cashless basis, with an exercise price equal to the Conversion Price of the Shares.

Affiliates of the Placement Agent and the Company (including their respective officers, directors, employees and affiliates) may purchase Shares in this Offering. Any of such purchases may be used to satisfy the Minimum Amount.

Payment and Escrow; Offering Period:	The purchase price for the Shares is payable in U.S. dollars upon delivery of the completed Purchase Agreement and Investor Questionnaire. All subscription funds will be held in a non-interest bearing escrow account, for the benefit of the investors, in the Company’s name with the Placement Agent’s affiliate Sutter Securities Clearing, LLC, or with such other escrow agent as may be appointed by the Placement Agent and the Company. In the event that the Company does not receive and accept subscriptions for at least the Minimum Amount on or before December 31, 2020, in the discretion of the Placement Agent and the Company, the Company will refund all subscription funds, without interest thereon, and will return to each investor the subscription documents completed by each such investor. If the Company rejects a subscription, either in whole or in part (which decision is in the sole discretion of the Company), the rejected subscription funds, or the rejected portion thereof, will be returned promptly to such investor without interest thereon. After the closing of the Minimum Amount and until the Company has offered in an aggregate the Maximum Amount of Shares in the offering, subsequent closings may occur at any date mutually agreed by the Company and the Placement Agent but no later than December 31, 2020, subject to extension in the discretion of the Placement Agent and the Company.

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Eligible Investors:	The Shares which are offered by this Term Sheet will be sold to an unlimited number of “accredited investors” including qualified institutional buyers as such term is defined in Rule 501(a) of Regulation D as promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The Securities may also be offered and sold to purchasers outside the United States in accordance with the rules of Regulation S promulgated under the Securities Act and/or such other rules and regulations, as may be applicable under the circumstances. Investors will be required to make certain representations with respect to their status and business experience and to represent, among other things, that they have received a copy of this Term Sheet, that they understand the terms and risks of this Offering, and that they are capable of withstanding a loss of their entire investment in the Shares.

Authorized and Issued Capital of the Company:	200,000,000 shares of capital stock authorized, each with a par value of $0.001 per share, consisting of (a) 166,000,000 shares of Class A Common Stock, (b) 14,000,000 shares of Class B Common Stock, and (c) 20,000,000 shares of series “blank check” preferred stock. Immediately prior to the Initial Closing, the Company will have no more than 31,962,248 shares of Class A Common Stock outstanding on a “fully diluted” basis (inclusive of restricted stock awards), 14,000,000 shares of Class B Common Stock and no shares of Preferred Stock issued and outstanding. No shares of preferred stock are issued. The Class A Common Stock entitles the holder to one vote per share and Class B Common Stock entitles the holder to ten votes per share.

Lock-Up:	Investors will be required to enter into a lock-up agreement with the Company as described in the Subscription Agreement.

Use of Proceeds:	The Company intends to use the net proceeds from the Offering to: expand its current operations, intellectual property portfolio, and to fund the costs of the IPO. The Company intends to use any remaining proceeds from the Offering for working capital and other general corporate purposes.

Representations and Warranties:	The Company will make the representations and warranties contained in the Subscription Agreement.

Covenants:	The Subscription Agreement contains certain affirmative and negative covenants of the Company which are customary in a transaction of this nature.

Conditions Precedent:	The Company will have taken such corporate and stockholder actions as are necessary to approve the definitive agreements and any other transactions contemplated thereby.

Governing Law:	State of Nevada.

Private Placement:	The Securities offered hereby are not being registered under the Securities Act in reliance upon the exemption from registration provided by Section 4(a)(2) thereof and Rule 506(b) of Regulation D promulgated thereunder, and pursuant to certain state securities laws. The Company is also offering the Securities in “offshore transactions” to non-U.S. persons made in compliance with the provisions of Regulation S promulgated under the Securities Act. Accordingly, the sale, transfer or other disposition of any of our securities, which are purchased pursuant hereto, may be restricted by applicable federal securities laws and/or the securities laws of one or more non-U.S. countries (depending on the residency of the Investor) and by the provisions of the Purchase Agreement executed by such Investor. See also “Lock-Up” above.

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Restrictions on Transferability:	None of the Shares have been registered under the Securities Act. As such, they constitute “restricted securities” under the Securities Act. Such Securities may not be sold or otherwise transferred unless they are registered under the Securities Act and applicable foreign or state laws or unless exemptions from registration are available under such laws. Any certificates evidencing the Shares will bear a legend restricting the distribution, resale, transfer, pledge, hypothecation or other disposition of such securities unless and until such securities are registered under the Securities Act or an opinion of counsel acceptable to the Company is received concluding that registration is not required under the Securities Act. There can be no assurance that the Company will be able to complete the contemplated IPO or will be able to have the applicable registration statement declared effective by the SEC.

Risk Factors:	The Securities being offered hereby involve a high degree of risk and should be considered only by persons who can afford the loss of their entire investment. See the Risk Factors attached as Exhibit C to the Subscription Agreement.

Confidentiality:	You are requested to keep the Offering and the terms thereof, including but not limited to the provisions of this Term Sheet, in the strictest of confidence. Neither this Term Sheet nor any other information regarding the Offering should be disclosed by you other than to your advisors who need to know such information for purposes of evaluating an investment.

Additional Information:	In addition to carefully considering the information contained herein, prospective Investors are urged to request from the Company additional information or copies of relevant documents as they may deem necessary or advisable in evaluating an investment, such as financial statements and the related management’s discussion and analysis.

Contact:	Boustead Securities, LLC
6 Venture, Suite 395
Irvine, California 92618 USA
offerings@boustead1828.com

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Exhibit B

THIS IS A PRIVATE OFFERING OF SECURITIES OF iPOWER, INC. THAT IS BEING MADE PURSUANT TO RULE 506(B) UNDER THE SECURITIES ACT OF 1933, AS AMENDED AND IS BEING OFFERED ONLY TO ACCREDITED INVESTORS AS DEFINED IN RULE 501 UNDER THE ACT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

NEITHER THIS BUSINESS SUMMARY NOR THE ACCOMPANYING INVESTOR PRESENTATION MAY BE SHOWN OR GIVEN TO ANY PERSON OTHER THAN THE PERSON TO WHOM IT WAS DIRECTLY PROVIDED BY THE COMPANY AND MAY NOT BE PRINTED, REPRODUCED OR DISSEMINATED IN ANY MANNER WHATSOEVER. FAILURE TO COMPLY WITH THIS DIRECTIVE CAN RESULT IN A VIOLATION OF APPLICABLE LAWS, INCLUDING THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AND/OR THE U.S. SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, INCLUDING REGULATION FD. ANY FURTHER DISTRIBUTION OR REPRODUCTION OF THESE MATERIALS, IN WHOLE OR IN PART, OR THE DIVULGENCE OF ANY OF THE CONTENTS BY AN INVESTOR IS UNAUTHORIZED AND STRICTLY PROHIBITED.

BUSINESS SUMMARY

Unless otherwise indicated or the context requires otherwise, the words “we,” “us,” “our,” the “Company,” or “our Company,” and “iPower” refer to iPower, Inc., a Nevada corporation, and its wholly-owned subsidiaries.

The Company

iPower, Inc. (formerly, BZRTH, Inc.) is one of the largest online suppliers of grow-light systems, ventilation systems, activated carbon filters, nutrients, growing media, hydroponic water-resistant grow tents, trimming machines, pumps and accessories in the United States. The Company owns and operates its own retail website zenhydro.com where it sells on-line more than 23,000 SKU and multiple best seller products to enable users of such equipment to grow vegetables, fruits and flowers, and other crops and plants. The Company leases a total of 72,000 square foot fulfillment centers in Los Angeles. In addition to its own website, iPower’s other sales channels include Amazon, eBay and Walmart.

Products marketed under the iPowerTM and Simple DeluxeTM brands, include grow-light systems, ventilation systems, activated carbon filters, hydroponic water-resistant grow tents, trimming machines, pumps and accessories; all of which are designated as Amazon best seller product leaders. The Company has recently expanded its product lines to include LED lighting and is completing research and development of nutrient products.

The Company distributes over 400 brands manufactured by a number of vendors.

The Company believes that it has a number of strategic advantages over its competitors including the following:

•	The Company believes based on its internal market data analysis that the iPowerTM and Simple DeluxeTM brands are two of the leading online sales brands of similar products;

•	The Company has received 100s of listings with positive reviews and high sales volume for a number of years;

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•	A strong operations team with proven capabilities;

•	Very high efficiency in operation and fulfillment achieved though inhouse developed order processing systems;

•	Be able to identify trending products and growth targets though inhouse developed marketing data, researching methodology and software, along with a capable data team;

•	Robust IT foundation for fast integration of products and operations upon acquisition.

For the year ended June 30, 2020, the Company’s unaudited net income was approximately $2.1 million on revenues of approximately $40.0 million.

Subject to financing, the Company intends to pursue acquisitions in 2021.

The Global Hydroponic Market.

According to Markets and Markets, in 2019 the global market for Hydroponic products to enable users to grow vegetables, fruits and flowers was $8.1 billion and by 2025, the global market for hydroponic products is forecast to be approximately $16.0 billion. It is estimated that the United States represents 30% of the total global market. For those users who intend to use the Company’s products to grow hemp-derived CBD medicinal products, the 2018 Farm Bill officially removed hemp from the list of controlled substances. According to the Brightfield Group, estimated sales of hemp-derived CBD products was approximately $22.0 billion.

Risk Factors and Investor Presentation

Prospective investors are urged to carefully review the Risk Factors annexed to the Subscription Agreement as Exhibit C and our Investor Presentation – Exhibit D.

Corporate Structure

iPower, Inc. was formed in Nevada, its operations are located in California, and it sells its products to customers in the United States and Canada. iPower purchases its products from suppliers in the United States and China.

CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS

This document contains forward-looking statements.  In addition, from time to time, we or our representatives may make forward-looking statements orally or in writing.  We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us.  Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities.  You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms.  In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business.  These and other factors may cause our actual results to differ materially from any forward-looking statement.  Forward-looking statements are only predictions.  The forward-looking events discussed in this document and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties and assumptions about us.  We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this document and other statements made from time to time by us or our representatives might not occur.

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Exhibit C

RISK FACTORS

An investment in the Shares involves a high degree of risk. The risks and uncertainties described below are not the only ones we face. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business, financial condition and operating results. If any of the following risks, or any other risks not described below, actually occur, it is likely that business, financial condition and operating results could be seriously harmed. As a result you could lose part or all of your investment.

Risks Related to the Company

The COVID-19 pandemic and ensuing governmental responses have negatively impacted, and could further materially adversely affect, our business, financial condition, results of operations and cash flows.

Many of our suppliers are experiencing operational difficulties as a result of COVID-19, which in turn may have an adverse effect on our ability to provide products to our customers.

Approximately 50%, of our current revenues are derived from sales of our products on Amazon.com; any disruption to this business channel could be detrimental to our business.

Potential disruption of our business and supply chain that may be caused by any conflicts or trade wars between China and the U.S.

Economic conditions could adversely affect our business.

We face competition that could prohibit us from developing or increasing our customer base.

If we need additional capital to fund the expansion of our operations, we may not be able to obtain sufficient capital on terms favorable to us and may be forced to limit the expansion of our operations.

Our business depends substantially on the continuing efforts of our executive officers and our business may be severely disrupted if we lose their services.

Litigation may adversely affect our business, financial condition and results of operations.

Many of the hydroponic gardening products that end users may purchase are used in new and emerging industries or segments, including the growing of cannabis, and/or be subject to varying, inconsistent, and rapidly changing laws, regulations, administrative practices, enforcement approaches, judicial interpretations, and consumer perceptions.

Acquisitions, other strategic alliances and investments could result in operating difficulties, dilution, and other harmful consequences that may adversely impact our business and results of operations.

Our ongoing investment in our new private label product line is inherently risky and could disrupt our ongoing businesses.

If we are unable to effectively execute our e-commerce business, our reputation and operating results may be harmed.

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Our reliance on a limited base of suppliers on certain of our products may result in disruptions to our supply chain and business and adversely affect our financial results.

Our operations may be impaired if our information technology systems fail to perform adequately or if we are the subject of a data breach or cyber-attack.

We have identified a material weakness in our internal control over financial reporting and may experience material weaknesses in the future or otherwise fail to maintain an effective system of internal controls in the future, as a result of which, we may not be able to accurately report our financial condition or results of operations which may adversely affect investor confidence in us and, as a result, the value of our common stock.

Risks Related to Our Shares and Class A Common Stock

The offering price of the Shares is arbitrary.

Investors in this Offering will be obtaining a long-term investment in the Company with no immediate liquidity, as the Shares will be subject to transferability restrictions.

We may never complete our proposed IPO, as a result of which the Shares will be illiquid investments and a market for the Shares may never develop.

In the event we fail to complete the IPO within one year from the date of closing, all Shares will be redeemed by the Company in full at redemption price per Share equal to the Purchase Price plus accrued and unpaid dividends. Our ability to satisfy our redemption obligations will depend on our cash on hand at the time such payments are due. We will not create a sinking fund for the redemption of the Shares. Furthermore, the redemption obligation will be an unsecured obligation of the Company and will be subordinate to all our current and future financial obligations. We can provide no assurance that our business will generate sufficient operating cash to permit us to satisfy the redemption obligation.

Even if we do complete our IPO, there are risks, including stock market volatility, inherent in owning our common stock.

The holders of shares of our Class A Common Stock may experience substantial dilution by exercises of outstanding warrants and options.

The executive officers of the Company may have the power to control the Company for an indefinite period of time, as they hold 14,000,000 shares of super voting Class B Common Stock that entitles them to cast 140,000,000 votes on all matters that require the vote or consent of Company shareholders.

We will be an emerging growth company and a smaller reporting company within the meaning of the Securities Act, and if we take advantage of certain exemptions from disclosure requirements available to “emerging growth companies” or “smaller reporting companies,” this could make our securities less attractive to investors and may make it more difficult to compare our performance with other public companies.

We will be relying on certain exemptions from registration requirements under the Securities Act, which if unavailable could have a material adverse effect on our business.

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Exhibit D

[iPower Inc. Investor Presentation]

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